UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Huntsman Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Huntsman Corporation Stockholder: The 2009 Annual Meeting of Stockholders of Huntsman Corporation will be held at The Woodlands Waterway Marriott Hotel and Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas 77380 on Wednesday, November 4, 2009, at 8:30 a.m. (local time). Proposals to be considered at the Annual Meeting: (1) to elect three Class II directors to serve until the 2012 Annual Meeting of Stockholders; (2) to ratify the appointment of Deloitte & Touche, LLP as the independent registered public accounting firm of Huntsman Corporation for the fiscal year ended December 31, 2009; and (3) to approve the amendment and restatement of the Huntsman Stock Incentive Plan. The Board of Directors recommends a vote “FOR” all nominees listed in proposal 1. The Board of Directors recommends a vote “FOR” proposals 2 and 3. The Board of Directors has fixed the close of business on September 15, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. This Notice also constitutes notice of the 2009 Annual Meeting of Stockholders of Huntsman Corporation. Huntsman Corporation Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, November 4, 2009 CONTROL NUMBER Huntsman Corporation If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before October 23, 2009 to facilitate timely delivery. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 Email: shrrelations@bnymellon.com (you must reference your 11-digit control number) Internet: http://bnymellon.mobular.net/bnymellon/hun The Proxy Statement, Annual Report to Stockholders and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/hun 59060/59209

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found on our website, www.huntsman.com. Meeting Location: The Woodlands Waterway Marriott Hotel and Convention Center 1601 Lake Robbins Drive The Woodlands, Texas 77380 The following proxy materials are available for you to review online: • 2009 Proxy Statement (including all attachments thereto); • Annual Report to Stockholders for the fiscal year ended December 31, 2008; • Proxy Card; and • Any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the proxy materials, (you must reference your 11 digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688), Email: shrrelations@bnymellon.com (you must reference your 11 digit control number) Internet: http://bnymellon.mobular.net/bnymellon/hun The proxy materials for Huntsman Corporation are available to review at: http://bnymellon.mobular.net/bnymellon/hun Have this notice available when you request a PAPER copy of the proxy materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. 59060/59209 Please fax all revisions to: 732-802-0260 or email to proxycards@bnymellonproduction.com PRINT AUTHORIZATION To commence printing on this Notice card please sign, date and fax this card to: 732-802-0260 SIGNATURE: DATE: (THIS BOXED AREA DOES NOT PRINT) Registered Quantity 1000.00 HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares. Have this card in hand when you access http://bnymellon.mobular.net/bnymellon/hun You will need to reference the 11-digit control number located on the reverse side.